Exhibit 10.39

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this "Amendment") is made as of the 29th day of June, 2016 between:

(a) S&W SEED COMPANY, a Nevada corporation ("Borrower"); and

(b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of September 22, 2015 (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of "Borrowing Base" therefrom and to insert in place thereof the following:

"Borrowing Base" means an amount equal to the total of the following:

(a) up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable (other than Eligible Insured Accounts Receivable) of Borrower; plus

(b) up to ninety percent (90%) of the aggregate amount due and owing on Eligible Insured Accounts Receivable of Borrower; plus

(c) up to sixty-five percent (65%) of the aggregate of the cost or market value (whichever is lower), as determined in accordance with GAAP, of the Eligible Inventory of Borrower; plus

(d) during the Temporary Increase Period, the Temporary Increased Availability Amount; minus

(e) Reserves, if any;

provided that, anything herein to the contrary notwithstanding, Lender shall at all times have the right to modify or reduce such percentages or dollar amount caps or other components of the Borrowing Base from time to time, in its Permitted Discretion.

2. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

"Temporary Increased Availability Amount" means Four Million Dollars ($4,000,000).

"Temporary Increase Period" means the period from June 30, 2016 through September 30, 2016.

3. Amendment to Financial Statements, Collateral Reporting and Information Covenant Provisions. Section 5.3 of the Credit Agreement is hereby amended to delete subsections (f) and (g) therefrom and to insert in place thereof, respectively, the following:

(f) Inventory Report. Borrower shall deliver to Lender within twenty (20) days after the end of each calendar month, a summary of Inventory, in form and substance satisfactory to Lender and signed by a Financial Officer, based upon month-end balances reconciled to the month-end balance sheet and the month-end Borrowing Base Certificates, and accompanied by an Inventory certification, in form and substance reasonably acceptable to Lender and including a calculation of the Eligible Inventory (the calculation of Eligible Inventory reflecting the then most recent month-end balance). Borrower shall deliver to Lender, after the end of each calendar month, Inventory records , in such detail as Lender shall deem reasonably necessary to determine the level of Eligible Inventory. In addition, during the Temporary Increase Period, Borrower shall also deliver to Lender by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day), a summary of Inventory (for the week ending on the Friday prior to the date such Inventory report is submitted), in form and substance satisfactory to Lender and signed by a Financial Officer, based upon week-end balances, and accompanied by an Inventory certification, in form and substance reasonably acceptable to Lender and including a calculation of the Eligible Inventory (the calculation of Eligible Inventory reflecting the then most recent week-end balance). The values shown on the Inventory reports shall be at the lower of cost or market value, determined in accordance with the usual cost accounting system of Borrower. Borrower shall provide such other reports with respect to the Inventory of Borrower as Lender may reasonably request from time to time.

(g) Accounts Payable Aging Report. Borrower shall deliver to Lender, within twenty (20) days after the end of each calendar month, in form and detail satisfactory to Lender, an aging summary of the accounts payable of Borrower, dated as of the last day of the preceding calendar month; provided that, during the Temporary Increase Period, Borrower shall deliver such accounts payable aging summary by no later than 5:00 P.M. (Eastern time) on each Tuesday of each calendar week (or the next Business Day if such Tuesday is not a Business Day) dated as of the week ending on the Friday prior to the date such summary is submitted.

4. Amendment to Restricted Payments Covenant Provisions. Section 5.15(a) of the Credit Agreement is hereby amended to delete subpart (ii) therefrom and to insert in place thereof the following:

(ii) the Excess Borrowing Base Availability, after giving proforma effect to any such payment, shall be no less than Three Million Dollars ($3,000,000) (or with respect to payments made during the fiscal quarter of Borrower ending September 30, 2016, no less than Zero Dollars ($0)) for thirty (30) consecutive days prior to and after the making of such payment, and

5. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of Lender in connection with this Amendment.

6. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any material law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

7. Waiver and Release. Borrower, by signing below, hereby waives and releases Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIYER. BORROWER AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

S&W SEED COMPANY

By: /s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark R. Bitter
Mark R. Bitter
Vice President

Signature Page
to First Amendment Agreement

GUARANTOR ACKNOWLEDGEMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of June 29, 2016. The undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, LENDER AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGEMENT AND AGREEMENT, THE AMENDMENTS OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SEED HOLDING, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager

STEVIA CALIFORNIA, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager